Exhibit 10.42

Termination Agreement of Investment Agreement

Party A (Investor): Hongyi Industry Group Co., Ltd.

Address: No. 16, Building 1, No.9, Gaoshengqiao, Wuhou District, Chengdu City

Legal representative: Liu Zhihong

Contact number: 13880757266

Party B 1 (Shareholder 1 of target company):

Name: Hunan Ruixi Financial Leasing Co., Ltd.

Address: No. 723, Building 3A, Jinke Times Center, Xiangyang Road, Changsha Economic and Technological Development Zone

Legal representative: Li Xianglong

Contact number: 0731-85576087

Party B 2 (Shareholder 2 of target company):

Name: Chen Xiaoliang	ID Card No.: 330727198705232217
Address: No. 135, Xichan Village, Renchuan Town, Pan’an County, Zhejiang Province	Contact number: 15828082558

Party B 3 (Shareholder 3 of target company):

Name: Yang Xi	ID Card No.: 522426198609164722
Address: No. 31, Group 13, Fangbei Village, Nanquan Town, Shifang City, Sichuan Province	Contact number: 13730811113

Party B 4 (Shareholder 4 of target company): Chengdu Simushi Technology Co., Ltd.

Address: No. 1, Floor 1-3, Building 1, No.8, Lushan Avenue 2nd Segment, Wan’an Town, Tianfu New Area, Chengdu City, Sichuan Province

Designated representative: Huang Kai	Contact number: 15682033337

Party C (Dormant shareholder of target company):

Name: He Yiqiang	ID Card No.: 510682198606094755
Address: No. 31, Group 13, Fangbei Village, Nanquan Town, Shifang City, Sichuan Province	Contact number: 13730811113

Party D (Target company): Sichuan Jinkailong Automobile Leasing Co., Ltd.

Address: No. 192, Floor 1, Unit 1, Building 5, No.192, Yongquan Jinquan Street, Wenjiang District, Chengdu City

Legal representative: Chen Xiaoliang

[Party A, Party B, Party C and Party D are collectively known as “above parties”, Party A, Party B and Party C are collectively known as “Investor and shareholder of target company (including dormant shareholder)”, and Party D is individually known as “target company”]

Whereas the above parties signed the Investment Agreement in Wuhou District, Chengdu City on July 4, 2020, they conclude the following terms on the matter of termination of the Investment Agreement for joint abidance through consensus according to the provision of Contract Law of the People’s Republic of China and relevant laws and regulations, as well as the principles of equality, voluntariness, mutual understanding and mutual accommodation:

Article 1: Through consensus, the investor and shareholder of target company (including dormant shareholder) agree to terminate the Investment Agreement on June 24, 2021, which takes effect from the date of signing the Agreement.

Article 2: Since January 2020, due to a large-scale COVID-19 outbreak in the country, each industry was seriously impacted, and the large-scale epidemic disease had a significant impact on the market environment and management direction of the target company (Sichuan Jinkailong Automobile Leasing Co., Ltd.) as a force majeure. Therefore, according to the change of market situation and significant adjustment and change of business strategy of target company, the investor and shareholder of target company (including dormant shareholder) reach a consensus through friendly negotiation.

Article 3: Regarding the termination of Investment Agreement, the investor, shareholder of target company (including dormant shareholder) and target company will not assume any creditor’s right and debt or responsibility for breach of contract (including but not limited to the investment, payment, overdue fine, liquidated damage, compensation and other creditor’s rights and debts) due to termination of the Agreement during duration of Investment Agreement and in advance.

Article 4: After the Investment Agreement is terminated, the rights and obligations of all parties agreed in original Investment Agreement shall also be cancelled. But the confidentiality terms shall not be cancelled upon termination of the Agreement, or else, the default party shall assume the responsibility for breach of contract.

Article 5: The Agreement shall take effect upon being signed and sealed by the above parties, and the Agreement shall be in septuplicate, above parties holding one copy with equal legal force.

(This is a page for signature, no text below)

Party A (Investor): Hongyi Industry Group Co., Ltd. (Official seal)

Legal representative or its authorized representative (Signature): (company seal)

Party B 1 (Shareholder 1 of target company): Hunan Ruixi Financial Leasing Co., Ltd. (Official seal)

Legal representative or its authorized representative (Signature): (company seal)

Party B 2 (Shareholder 2 of target company): Chen Xiaoliang

Signature and fingerprint: /s/ Chen Xiaoliang (fingerprint)

Party B 3 (Shareholder 3 of target company): Yang Xi

Signature and fingerprint: /s/ Yang Xi (fingerprint)

Party B 4 (Shareholder 4 of target company): Chengdu Simushi Technology Co., Ltd. (Official seal)

Legal representative or its authorized representative (Signature): (company seal)

Party C (Dormant shareholder of target company): He Yiqiang

Signature and fingerprint: He Yiqiang (fingerprint)

Party D (Target company): Sichuan Jinkailong Automobile Leasing Co., Ltd. (Official seal)

Legal representative or its authorized representative (Signature): (company seal)

Sign in Chengdu on July 2, 2021